Exhibit A

FORM OF WARRANT

VOID AFTER 5:00 P.M., EASTERN TIME, ON MARCH 13, 2013, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., EASTERN TIME ON THE NEXT BUSINESS DAY.

WARRANT TO PURCHASE 74,980 SHARES OF COMMON STOCK OF

THEATER XTREME ENTERTAINMENT GROUP, INC.

NO. W-____	MARCH 13, 2008

TRANSFER RESTRICTED - - SEE SECTION 6.02

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Theater Xtreme Entertainment Group, Inc., a Florida corporation (the “Company”), and intending to be legally bound hereby, the Company hereby grants to , and its registered, permitted assigns (collectively, the “Warrantholder”), subject to the terms and conditions hereof, the right and option to purchase Seventy-Four Thousand Nine Hundred Eighty (74,980) fully-paid and nonassessable shares of the Company’s common stock, par value ($.001) per share (the “Common Stock”).

1.

(a) Definition of Terms.  As used in this Warrant, the following capitalized terms shall have the following respective meanings:

(i) Business Day:  A day other than a Saturday, Sunday or other day on which banks in the State of Delaware are authorized by law to remain closed.

(ii) Common Stock Equivalents:  Securities that are convertible into or exercisable or exchangeable for shares of Common Stock or of which Common Stock is a part.

(iii) Exercise Price Per Share:  Fifty Cents ($0.50), subject to adjustment as provided in Article III hereof.

(iv) Securities Act:  The Securities Act of 1933, as amended.

(v) Warrant:  This warrant, and all other warrants that may be issued in its place or in exchange or satisfaction therefor, including without limitation, any issued pursuant to Section 2.02(c) hereof.

(vi) Warrant Expiration Date:  5:00 P.M., Eastern time, on March 13, 2013 or, if such day is not a Business Day, the next day which is a Business Day.

(vii) Warrantholder:  The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the Warrant Register or other books maintained by the Company for that purpose.

2.

Duration and Exercise of Warrant

(a) Duration of Warrant.  Subject to the terms contained herein, this Warrant may be exercised from time to time, on or before the Warrant Expiration Date.  If this Warrant is not exercised in full on or before the Warrant Expiration Date, it shall become void to the extent not exercised, and all unexercised rights hereunder shall thereupon cease.

(b) Exercise of Warrant.  (i) The Warrantholder may exercise this Warrant, in whole or in part by presentation and surrender of this Warrant to the Company at its corporate office at 250 Corporate Boulevard, Suite E, Newark, DE 19702, with the Subscription Form annexed hereto duly executed and accompanied by payment (by certified or official bank check payable to the order of the Company) of the Exercise Price Per Share for each share to be purchased pursuant to such Subscription Form.

(ii) Upon the Company's receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the Exercise Price Per Share for each share to be purchased pursuant to such Subscription Form as set forth in subsection (a) of this Section 2.02, the Company shall promptly cause to be issued certificates for the total number of whole shares of Common Stock which constitute the number of shares for which this Warrant is being exercised (adjusted to reflect the effect of the antidilution provisions contained in Article III hereof, if any, and as provided in Section 4.04 hereof) in such denominations as have been requested on the Subscription Form, and the Company shall thereupon cause such certificates to be delivered to the Warrantholder promptly.

(iii) In case the Warrantholder shall exercise this Warrant with respect to fewer than all of the shares which may be purchased under this Warrant, the Company shall promptly execute a new warrant in the form of this Warrant for the balance of such shares and promptly deliver such new warrant to the Warrantholder.

(iv) The Company shall pay any and all documentary, stamp, transfer or other transactional taxes attributable to the issuance of this Warrant or any shares issuable upon exercise of this Warrant.  The Company shall not, however, be required to pay any tax imposed on income or gross receipts of the Warrantholder or any tax which may be payable by the Warrantholder in respect of any transfer involved in the issuance or delivery of this Warrant in a name other than that of the Warrantholder at the time of surrender and, until the payment of such tax, shall not be required to issue any such securities.

3.

Adjustment of Shares of Common Stock
Purchasable and of Exercise Price

The Exercise Price Per Share and the number and kind of shares of capital stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

(a) Adjustments. (i) If at any time prior to the exercise of this Warrant in full, the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in either case in shares of Common Stock or other securities of the Company; (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then the Exercise Price Per Share in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization, and the aggregate number and kind of securities purchasable hereunder shall be equitably adjusted to the extent (if any) necessary so that the Warrantholder shall be entitled to receive, upon exercise of this Warrant, the aggregate number and kind of securities which, if this Warrant had been exercised in full immediately prior to the time of such dividend, distribution, subdivision, combination, reclassification, or recapitalization such Warrantholder would have owned upon such exercise(s) and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification or recapitalization in exchange for the aggregate exercise price which would have been required to be paid by the Warrantholder.  Any adjustment required by this subsection (a) shall be made each time an event listed in this subsection (a) shall occur.

(ii) No adjustment in the Exercise Price Per Share shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustment which by reason of this subsection (c) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(iii) If at any time, as a result of any adjustment made pursuant to subsection (a) of this Section 3.01, the Warrantholder shall become entitled to receive any securities of the Company other than Common Stock, thereafter the number of such securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3.01.

(iv) If, as a result of an adjustment made pursuant to this Article III, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other securities of the Company (other than as may be contemplated by this Warrant), the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Warrantholder promptly after such adjustment) shall determine in good faith the allocation of the adjusted per share price between or among such shares or classes of capital stock or shares of Common Stock and of other securities, as the case may be.

(b) Notice of Adjustment.  Whenever the number of shares purchasable hereunder or the Exercise Price Per Share is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by its President or a Vice President and by its Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon exercise of this Warrant, and the Exercise Price of such securities after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(c) No Adjustment for Dividends.  No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

(d) Preservation of Purchase Rights in Certain Transactions.  In case of any capital reorganization, or any consolidation or merger to which the Company is a party, or in case of any sale or conveyance to another entity of all or substantially all of the assets of the Company, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of another corporation into the Company), the Warrantholder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Warrantholder would have owned or have been entitled to receive immediately after such reorganization, consolidation, merger, exchange, sale or conveyance if this Warrant had been exercised immediately prior to the effective date of such reorganization, consolidation, merger, exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article III with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions set forth in this Article III shall thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.  The provisions of this Section 3.04 shall similarly apply to successive reorganizations, consolidations, mergers, exchanges, sales or conveyances which occur prior to the exercise, repurchase or expiration of this Warrant.  The issuer of any shares of capital stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be jointly and severally liable for all of the agreements and obligations of the Company hereunder.

(e) Form of Warrant After Adjustments.  The form of this Warrant need not be changed because of any adjustments in the Exercise Price Per Share or the number or kind of shares or other securities purchasable hereunder.

4.

Other Provisions Relating toRights of Warrantholder

(a) No Rights as Stockholders; Notice to Warrantholder.  Nothing contained in this Warrant shall be construed as conferring on the Warrantholder in its position as such or upon its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any other rights whatsoever as stockholders of the Company.

(b) Lost, Stolen, Mutilated or Destroyed Warrants.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

(c) No Fractional Shares.  Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 4.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price Per Share, issue the smaller number of whole shares purchasable upon exercise of this Warrant and shall make an equitable cash adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

5.

Treatment of Warrantholder

Prior to due presentment for registration or transfer of all or any portion of this Warrant in compliance with Section 6.02 hereof, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.  Upon such due presentment, the Company shall register the transfer and the assignee on its books and records.

6.

Split-Up, Combination.
Exchange and Transfer of Warrants

(a) Split-Up, Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of shares of Common Stock.  If the Warrantholder desires to split up, combine or exchange this Warrant, it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrant to be so split up, combined or exchanged.  Upon any such surrender for a split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested.  The Company shall not be required to effect any split up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock.  The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination or exchange of Warrants.  This Warrant may be transferred by a Holder in whole or in part, at any time and from time to time, subject to the restrictions set forth in Section 6.02.

(b) Restrictions on Transfer.  Neither this Warrant nor any of the shares of Common Stock issuable upon the exercise hereof may be sold, hypothecated, assigned or transferred (any such action, a "Transfer"), unless (i) the Company has received from counsel satisfactory to the Company an opinion reasonably satisfactory to the Company that such Transfer may be made without compliance with the registration provisions of the Securities Act or any other applicable securities law and that the proposed Transfer may be made without violation of the Securities Act or any other applicable securities law, or (ii) a registration statement filed by the Company covering the securities to be Transferred is in effect under the Securities Act and all other applicable securities laws.

7.

Securities Laws Compliance Procedures

(a) Securities Laws Compliance Procedures. Warrantholder represents and acknowledges that (i) he or she knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) it has been supplied with copies of the Company's latest annual report on Form 10-K, the Company's latest quarterly report on Form 10-Q, the Company's latest proxy statement, and the Company's latest annual report to stockholders.  Without intending any limitation on the generality of the foregoing, Warrantholder understands and acknowledges that neither the Company nor anyone acting on its behalf has made any representations or warranties other than those contained herein respecting the Company or the future conduct of Company's business and Warrantholder has not relied upon any representations or warranties other than those contained herein in the belief that they were made on behalf of the Company.

(b) Registration. Warrantholder understands and acknowledges that neither this Warrant nor any of the shares issuable upon exercise of this Warrant have been registered under the Securities Act or any state securities law.

(c)  Piggy-Back Registration. If at any time prior to the date that the Common Shares underlying this Warrant may be sold pursuant to Rule 144(k) promulgated under the Securities Act of 1933 there is not an effective registration statement filed with the Securities and Exchange Commission (“Commission”) covering the resale of all of the Common Shares purchased, by exercise of Warrant rights, by the undersigned pursuant to this Warrant (the “Registrable Shares”) and the Company shall prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933 of any of its equity securities, then the Company shall send to the undersigned a written notice of such filing and, if within ten (10) days after the date of such notice, the undersigned shall so request in writing, the Company shall amend such registration statement to include therein all or any part of the Registrable Shares the undersigned requests to be registered; provided, however, that the Company shall only be obligated to offer such registration right to the undersigned one time.

Other Matters

(c) Expenses of Transfer.  The Company shall from time to time promptly pay, subject to the provisions of Section 6.01 and subsection (d) of Section 2.02, all documentary, stamp, transfer or other transactional taxes that may be imposed upon the Company in respect to the issuance or delivery of securities issuable upon the exercise of this Warrant.

(d) Successors and Assigns.  All the covenants, obligations and provisions of this Warrant by or for the benefit of the Company and the Warrantholder shall also bind and inure to the benefit of their respective successors and assigns hereunder.

(e) Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the law of conflicts.

(f) Severabilitiy.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(g) Integration/Entire Agreement.  This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(h) Notices.  Notice or demand pursuant to this Warrant to be given or made shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, or by overnight courier, addressed, until another address is designated in writing by the intended recipient in the manner set forth in this Section 8.06, as follows:

As to Company:                                    Theater Xtreme Entertainment Group, Inc.
250 Corporate Blvd, Suite E
Newark, DE  19702
Attn: Chief Financial Officer

As to Warrantholder:
Name
Address
Address

(i) Headings.  The headings herein have been inserted for convenience of reference only and are not part of this Warrant and shall not affect the interpretation thereof.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the day and year first above written.

THEATER XTREME ENTERTAINMENT GROUP, INC.

By:
Name:	Scott R. Oglum
Title:	CEO

ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

For value received, _______________ hereby sells, assigns and transfers unto _____ the within Warrant No. _______, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney, to transfer the said Warrant Certificate on the books of ___________________________, Inc. with respect to the number of shares set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	No. of Shares	Taxpayer Identification No.

If this Assignment shall not be for the right to purchase all the shares under the Warrant, a new Warrant shall be issued in the name of the undersigned for the remaining balance of such shares.

Name: __________________________                                                                                         Name: ____________________________
Address: _________________________                                                                                                Address: __________________________
               _________________________                                                              _________________________

Signature_________________________                                                                                                Signature __________________________

Note:                 The above signature(s) should correspond exactly with the name on the first page of this Warrant.  If the Warrant is in more than one name, all holders must sign.

Dated: ___________________, ____

SUBSCRIPTION FORM
(To be executed upon exercise of Warrant)

To:	Theater Xtreme Entertainment Group, Inc.
250 Corporate Boulevard Suite, E&F
Newark, DE  19702
ATTN: CFO

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant No. __________ for, and to purchase thereunder, __________* shares of Common Stock as provided for therein, and tenders herewith payment of the purchase price in full in the form of a certified or official bank check in the amount of $_____________

The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, and the Company is under no obligation to do so.  The undersigned understands that the Shares may not be resold or otherwise transferred in the absence of such applicable registrations or exemptions from the registration requirements.  The undersigned understands that it may have to hold the Shares for the indefinite future.  The undersigned understands that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Act and the Company has no obligation to make any information available or to file any reports to permit sales to be made under such rule.

The undersigned represents and warrants to the Company that it (a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and (b) has had all material information about the Company's business and financial condition made available to it prior to exercise of the Warrant, and that it was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company's business affairs and prospects.

The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a view to resale or distribution, and that it has such knowledge and experience in financial and business matters as will enable it to evaluate the merits and risks of the proposed investment in the Shares.

The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares.

Please issue a certificate or certificates for such shares of Common Stock in the name of _____________ with an address of ____________ in the following denominations:

Number of Certificate(s)	Shares Evidenced by Each Certificate	Total

____________
Total		____________

Name: _____________________                                                                            Name:____________________________
Address: ___________________                                                                           Address: __________________________
Taxpayer Identification No.____                                                                               Taxpayer Identification No.___________
Signature ___________________                                                                           Signature __________________________

Note:	The above signature(s) should correspond exactly with the name on the first page of this Warrant. If the Warrant is in more than one name, all holders must sign.

*If such number of shares shall not be all the shares of Common Stock purchasable under the within Warrant Certificate, a new Warrant Certificate shall be issued in the name of the undersigned for the balance remaining of the shares of Common Stock purchasable thereunder.

Dated: ____________, ____